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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:                                             May 1, 1995
Original Settlement Date:                                        May 25, 1995
Series Number of Class A-1 Certificates:                            441919AE7
Series Number of Class A-2 Certificates:                            441919AF4
Original Sale Balance:                                           $474,825,000
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Servicer Certificate                                            (Page 1 of 3)
Distribution Date:                                                   11/20/97

Investor Certificateholder Floating Allocation Percentage              95.77%
Investor Certificateholder Fixed Allocation Percentage                 97.90%
Aggregate Amount of  Collections                                 9,872,472.38
Aggregate Amount of  Interest Collections                        2,611,600.32
Aggregate Amount of  Principal Collections                       7,260,872.06
Class A Interest Collections                                     2,501,184.47
Class A Principal Collections                                    6,734,835.32
Seller Interest Collections                                        110,415.85
Seller Principal Collections                                       526,036.74
Weighted Average Loan Rate                                             14.14%
Net Loan Rate                                                          13.14%
Weighted Average Maximum Loan Rate                                     19.57%
Class A-1 Certificate Rate                                              5.85%
Maximum Investor Certificate Rate                                      13.14%
Class A-1 Certificate Interest Distributed                       1,020,427.41
Class A-1 Investor Certificate Interest Shortfall before Policy Draw     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00
Class A-2 Certificate Rate                                              5.77%
Maximum Investor Certificate Rate                                      13.14%
Class A-2 Certificate Interest Distributed                          44,295.15
Class A-2 Investor Certificate Interest Shortfall before Policy Draw     0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-2 Carryover Interest Amount                               0.00
Maximum Principal Dist. Amount (MPDA)                            7,108,720.49
Alternative Principal Dist. Amount (APDA)                        6,734,835.32
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                  6,734,835.32
Principal  allocable to Class A-1                                6,451,157.32
Principal allocable to Class A-2                                   283,678.00
SPDA deposited to Funding Account                                        0.00
Accelerated Principal Distribution Amount                                0.00
APDA allocable to Class A-1                                              0.00
APDA allocable to Class A-2                                              0.00
Reimbursement to Credit Enhancer                                         0.00
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                          334,178.47
Reduction in Certificate Principal Balance due to Current Class A-2
 Liquidation Loss Amount                                           14,694.89
Cumulative Investor Liquidation Loss Amount                        348,873.36
Total Principal allocable to A-1                                 6,785,335.79
Total Principal allocable to A-2                                   298,372.89
Beginning Class A-1 Certificate Principal Balance              202,739,517.58
Beginning Class A-2 Certificate Principal Balance                8,914,995.94
Ending Class A-1 Certificate Principal Balance                 195,954,181.79
Ending Class A-2 Certificate Principal Balance                   8,616,623.05
Class A-1 Factor                                                    0.4308342
Class A-2 Factor                                                    0.4308312
Pool Factor (PF)                                                    0.4466879

Servicer Certificate                                            (Page 2 of 3)
Distribution Date:                                                   11/20/97

Retransfer Deposit Amount                                                0.00
Servicing Fees Distributed                                         178,397.58
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00
Aggregate Investor Liquidation Loss Amount                         348,873.36
Investor Loss Reduction Amount                                           0.00
Beginning Pool Balance                                         223,527,522.40
Ending Pool Balance                                            216,428,006.27
Beginning Invested Amount                                      214,077,100.52
Ending Invested Amount                                         206,993,391.84
Beginning Seller Principal Balance                               9,450,421.88
Ending Seller Principal Balance                                  9,434,614.43
Additional Balances                                                526,036.74
Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Bal % (before any purchase of Subsequent Loans)  0.00%
Principal Balance of Subsequent Loans                                    0.00
Beginning Reserve Account Balance                                1,211,294.00
Ending Reserve Account Balance                                   1,211,294.00
Beginning Seller Interest                                             3.7882%
Ending Seller's Interest                                              4.3592%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                      593
     Trust Balance                                              18,721,257.29
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      147
     Trust Balance                                               4,754,423.38
   90+ days (Del Stat 3+)
     No. of Accounts                                                      351
     Trust Balance                                              11,005,917.26
   270+ days (Del Stat 9+)
     No. of Accounts                                                      117
     Trust Balance                                               3,777,819.73
   REO
     No. of Accounts                                                       41
     Trust Balance                                               1,499,196.70
Rapid Amortization Event ?                                                 No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
Event of Default ?                                                         No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date?No Failure by Svcr to perform covenant relating to Trust's Security Intere?No Failure by Svcr to perform other covenants as described in the Agreemt? No Bankruptcy, Insolvency or Receivership relating to Master Servicer ? No
   Trigger Event ?                                                         No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                       636,452.59
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00
Application of Available Funds
    Aggregate Amount of Collections                              9,872,472.38
    Deposit for principal not used to purchase subsequent loans

Servicer Certificate                                            (Page 3 of 3)
Distribution Date:                                                   11/20/97

     Servicing Fee                                                 178,397.58
     Prinicpal and Interest to Class A-1                         7,805,763.20
     Prinicpal and Interest to Class A-2                           342,668.04
     Seller's portion of Principal and Interest                    636,452.59
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                               909,190.97
     Total                                                       9,872,472.38

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer
Statement to Certificateholders             (Page 1 of 1)
Distribution Date:                                                   11/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             95.7721%
Class A Certificateholder Fixed Allocation Percentage                97.9045%
Beginning Class A-1 Certificate Balance                        202,739,517.58
Beginning Class A-2 Certificate Balance                          8,914,995.94
Class A-1 Certificate Rate                                           5.84500%
Class A-2 Certificate Rate                                           5.77000%
Class A-1 Certificate Interest Distributed                           2.243561
Class A-2 Certificate Interest Distributed                           2.214758
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Class A-2 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall            0.000000
Rapid Amortization Event ?                                                 No
Class A-1 Certificate Principal Distributed                         14.918564
Class A-2 Certificate Principal Distributed                         14.918644
   Maximum Principal Distribution Amount                            14.971243
   Scheduled Principal  Distribution Amount (SPDA)                  14.183826
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            0.734741
Total Amount Distributed to Certificateholders                      16.426174
Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00
Ending Class A-1 Certificate Balance                           195,954,181.79
Ending Class A-2 Certificate Balance                             8,616,623.05
Class A-1 Factor                                                    0.4308342
Class A-2 Factor                                                    0.4308312
Pool Factor (PF)                                                    0.4466879
Unreimbursed Liquidation Loss Amount                                     0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        0.00
Class A Servicing Fee                                              178,397.58
Beginning Invested Amount                                      214,077,100.52
Ending Invested Amount                                         206,993,391.84
Beginning Pool Balance                                         223,527,522.40
Ending Pool Balance                                            216,428,006.27
Credit Enhancement Draw Amount                                           0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                      593
     Trust Balance                                              18,721,257.29
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      147
     Trust Balance                                               4,754,423.38
   90+ days (Del Stat 3+)
     No. of Accounts                                                      351
     Trust Balance                                              11,005,917.26
   REO
     No. of Accounts                                                       41
     Trust Balance                                               1,499,196.70
Aggregate Liquidation Loss Amount for Liquidated Loans             222,031.52
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Class A-2 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                        0.00
Subsequent Mortgage Loans
     No. of Accounts                                                     0.00
     Trust Balance                                                       0.00